UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2011 (June 14, 2011)

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “HPT”, “we”, “us” and “our” refer to Hospitality Properties Trust and its consolidated subsidiaries, unless otherwise noted.

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2011, we entered into new management agreements and a pooling agreement, or collectively the re-alignment agreements, to re-align three of our five sets of hotel management contracts, or the re-aligned management contracts, with certain subsidiaries of Marriott International, Inc., or Marriott.  The re-aligned management contracts (which we have historically referred to as our Marriot Contract Nos. 2, 3 and 4) concern 71 hotels and currently provide for payments of owner’s priority returns and rents to us totaling $98.1 million per year.

Prior to the re-alignment agreements, we had five sets of hotel management contracts affecting 125 hotels owned by us which are operated by Marriott.  The following is brief description of each of those agreements as in effect prior to the re-alignment and identifies which are affected by the re-alignment agreements.  For more information about our agreements with Marriot, refer to our filings with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (including the sections captioned “Business — Principal Management Agreement and Lease Features,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Management Agreements and Leases,” “— Our Managers and Tenants” and “— Property Management Agreements, Leases and Operating Statistics”), as updated by our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview — Our Tenants and Managers” and ” “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Liquidity and Capital Resources — Our Managers and Tenants” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Management Agreements, Leases and Operating Statistics”).  Our filings with the SEC, including our annual report and our quarterly report referred to above, are available at the SEC’s website: www.sec.gov.

Marriott Contract No. 1:  Marriot Contract No. 1 relates to 53 hotels owned by us which are leased to a subsidiary of Host Hotels and Resorts Inc., or Host, and managed by Marriott.   This lease provides for annual rent to us in the amount of $65.8 million plus percentage rents.   All rent payments due under this lease are current, the deposit which secures these payments remains in full force and this contract is not affected by the re-alignment agreements.

Marriott Contract No. 2:  Marriott Contract No. 2 relates to 18 hotels owned by us which are managed by Marriott.  This contract currently provides for an owner’s priority payment to us from the operating cash flows of these hotels of $24.8 million per year plus our participation in the net operating cash flows after payment of management fees to Marriott, if any.  This contract is affected by the re-alignment agreements.

Marriott Contract No. 3:    Marriott Contract No. 3 relates to 34 hotels owned by us which are managed by Marriott.  This contract currently provides for an owner’s priority payment to us from the operating cash flows of these hotels of $44.9 million per year plus our

participation in the net operating cash flows after payment of management fees to Marriott, if any.   This contract is affected by the re-alignment agreements.

Marriott Contract No. 4:    Marriott Contract No. 4 relates to 19 hotels owned by us which are leased to a subsidiary of Barceló Crestline Corporation, or Barceló Crestline, and managed by Marriott.  This lease currently requires annual rent  to us of $28.6 million plus percentage rents.  This contract is affected by the re-alignment agreements.

Marriott Contract No. 5:   Marriott Contract No. 5 relates to one resort hotel in Hawaii which is owned by us and leased to a subsidiary of Marriott.  This lease provides for annual rent to us of $9.4 million plus annual adjustments based upon changes in an index of consumer prices.  All rent payments due under this lease are current, the guaranty which secures these payments remains in full force and this contract is not affected by the re-alignment agreements.

The pooling agreement economically combines all 71 hotels subject to Marriott Contract Nos. 2, 3 and 4 so that any excess cash flows from any of the hotels is available to pay owner’s priority returns for the 71 affected hotels under the re-aligned management contracts.  These 71 hotels will be managed by Marriott.  The combined annual priority returns due to us will be $98.1 million per year, which is equal to the current amounts of owner’s priority returns and rents due us in the existing management contracts.  In addition, one of our taxable reit subsidiaries, or a TRS, will participate in the net cash flows from hotel operations after payment of management fees to Marriott, if any, which fees will continue to be subordinated to our priority returns and rents.  Other terms of the re-alignment agreements include:

•                  The re-aligned management contracts extend through 2025.  In addition, Marriott has the option to renew the re-aligned management contracts for two consecutive ten year terms.  If exercised, these renewal options must be exercised for all of the hotels included in the re-aligned management contracts.

•                  The cash security deposits which secure the owner’s priority payments to us under two of the three affected contracts will be combined and continue to secure the owner’s priority payments under the re-aligned management contracts. These security deposits originally totaled $64.7 million.  As of March 31, 2011, the amounts of these deposits totaled $10.9 million, as the deposits were reduced to fund shortfalls in the operating results from 2009 through March 31, 2011.  The re-alignment agreements provide that the combined security deposit may be replenished up to the original amount of $64.7 million from 70% of the cash flows realized from operations of the 71 hotels after payment of our owner’s priority returns and working capital advances, if any, by us or Marriott, while 30% is paid to Marriott toward agreed amounts for management fees.

•                  In addition to this security deposit, Marriott will provide a guaranty, limited to $40 million, for 90% of the owner’s priority returns due to us through 2017.

•                  The re-aligned management contracts will continue to require that 5-6% of gross revenues from hotel operations be escrowed for hotel maintenance and periodic refurbishments, or FF&E Reserve.

•                  In addition to amounts available in the FF&E Reserve, we will fund approximately $102.3 million for a general refurbishment of the 71 hotels during the next two years.  As such funding is advanced by us, the amounts of the owner’s priority payments due to us will increase by 9% per annum of the amounts funded.

•                  We and Marriott have identified 21 hotels of the 71 hotels subject to the re-alignment agreements which will be offered for sale.  If and as these hotels are sold, we will retain the sales proceeds and the amounts of the owner’s priority returns due to us will decrease by 9% per annum of the sales proceeds.  We currently expect that the proceeds we may receive from the sale of these hotels may be at least equal to the capital investment we will make during the next two years.  However, the timing of these hotel sales and capital investments will likely differ.

•                  One of the re-aligned management contracts, which we have historically referred to as our Marriott Contract No. 4, relates to hotels owned by us which were leased to Barceló Crestline and managed by Marriott.  Simultaneously with the re-alignment agreements, Marriott arranged with Barceló Crestline to terminate that lease.  Accordingly, all 71 affected hotels will be owned by us, leased to a TRS and managed by Marriott.

The foregoing description of the re-alignment agreements is not complete and is subject to and qualified in its entirety by reference to the pooling agreement forming part of the re-alignment agreements and a form of Marriott management contract for our affected hotels, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR CURRENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT THE SECURITY DEPOSIT FOR THE OWNER’S PRIORITY PAYMENT DUE TO US UNDER THE RE-ALIGNED MANAGEMENT CONTRACTS MAY BE INCREASED TO $64.7 MILLION FROM 70% OF THE CASH FLOWS FROM HOTELS INCLUDED IN THE RE-ALIGNED MANAGEMENT CONTRACTS AFTER PAYMENT OF OUR PRIORITY RETURN AND WORKING CAPITAL ADVANCES, IF ANY, BY US OR MARRIOTT.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE SECURITY DEPOSIT WILL INCREASE AND THAT IT MAY BE SUFFICIENT TO PROVIDE FOR

CONTINUED PAYMENT OF OUR PRIORITY RETURNS.  IN FACT, DURING THE PAST TWO YEARS, THE HISTORICAL SECURITY DEPOSITS HAVE BEEN USED TO PAY SHORTFALLS IN THE RENTS AND OWNER’S PRIORITY RETURNS DUE TO US.  WE CAN PROVIDE NO ASSURANCE THAT THE OPERATING RESULTS OF THE HOTELS INCLUDED IN THE RE-ALIGNED MANAGEMENT CONTRACTS WILL BE SUFFICIENT TO PAY OUR OWNER’S PRIORITY RETURNS OR TO INCREASE THE SECURITY DEPOSIT.  THE OPERATING RESULTS AT OUR OWNED HOTELS WHICH ARE MANAGED BY MARRIOTT DEPEND ON MARRIOTT’S ABILITIES TO SUCCESSFULLY OPERATE THE HOTELS AND, IN LARGE PART, UPON GENERAL ECONOMIC CONDITIONS, BOTH OF WHICH ARE BEYOND OUR CONTROL.

•                  THIS CURRENT REPORT STATES THAT MARRIOTT WILL GUARANTEE 90% OF THE OWNER’S PRIORITY RETURNS DUE TO US UNDER THE RE-ALIGNED MANAGEMENT CONTRACTS THROUGH 2017.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT WE WILL RECEIVE AT LEAST 90% OF THE OWNER’S PRIORITY RETURNS DUE UNDER THE RE-ALIGNED MANAGEMENT CONTRACTS THROUGH 2017.  HOWEVER, MARRIOTT’S GUARANTY IS LIMITED SO THAT THE MAXIMUM PAYMENTS MARRIOTT IS REQUIRED TO MAKE TO US UNDER THIS GUARANTY IS $40 MILLION.  MOREOVER, MARRIOTT MAY INCUR DEBT OR BE REORGANIZED IN A WAY WHICH JEOPARDIZES ITS ABILITY TO PAY GUARANTY OBLIGATIONS.  ACCORDINGLY, THERE IS NO ASSURANCE THAT WE WILL RECEIVE AT LEAST 90% OF OUR OWNER’S PRIORITY RETURNS THROUGH 2017 OR THAT MARRIOTT WILL BE ABLE TO HONOR ITS GUARANTY OBLIGATIONS.

•                  THIS CURRENT REPORT STATES THAT THE RE-ALIGNED MANAGEMENT CONTRACTS WILL REQUIRE THAT 5-6% OF GROSS REVENUES FROM HOTEL OPERATIONS BE ESCROWED AS A FF&E RESERVE.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE FF&E RESERVE WILL BE SUFFICIENT TO FUND FUTURE CAPITAL NEEDS AT THE AFFECTED HOTELS.  WE BELIEVES THAT THESE ESCROW PERCENTAGES MAY BE AMONG THE HIGHEST IN THE HOSPITALITY INDUSTRY.  NONETHELESS, OUR EXPERIENCE IS THAT THESE ESCROW PERCENTAGES MAY NOT BE SUFFICIENT TO PAY ALL COSTS OF MAINTAINING THE HOTELS TO BRAND STANDARDS OR OTHERWISE IN A MANNER WHICH IS ATTRACTIVE TO HOTEL CUSTOMERS.  ACCORDINGLY, WE MAY PERIODICALLY INVEST ADDITIONAL AMOUNTS TO MAINTAIN OUR HOTELS.

•                  THIS CURRENT REPORT STATES THAT WE WILL FUND APPROXIMATELY $102.3 MILLION TO REFURBISH THE HOTELS INCLUDED IN THE RE-ALIGNED MANAGEMENT CONTRACTS DURING THE NEXT TWO YEARS.  THE COSTS AND TIMING OF HOTEL REFURBISHMENT PROJECTS ARE DIFFICULT TO ESTIMATE.  COST OVERRUNS MAY OCCUR AND PROJECTS MAY BE DELAYED FOR MANY DIFFERENT REASONS, INCLUDING VARIOUS REASONS WHICH ARE BEYOND OUR CONTROL.  THERE IS NO ASSURANCE THAT THE PLANNED

REFURBISHMENTS CAN BE COMPLETED FOR $102.3 MILLION OR WITHIN TWO YEARS.

•                  THIS CURRENT REPORT STATES THAT WE AND MARRIOTT HAVE IDENTIFIED 21 HOTELS OF THE 71 HOTELS IN THE RE-ALIGNMENT AGREEMENTS TO BE OFFERED FOR SALE AND THAT WE EXPECT WE MAY RECEIVE SALE PROCEEDS AT LEAST EQUAL TO THE CAPITAL INVESTMENT WE WILL MAKE IN THE HOTELS INCLUDED IN THE RE-ALIGNED MANAGEMENT CONTRACTS DURING THE NEXT TWO YEARS.  WE HAVE RECEIVED OPINIONS OF VALUE FROM REAL ESTATE BROKERS WHOM WE HAVE SOLICITED FOR SALE ASSIGNMENTS.  HOWEVER, OPINIONS OF VALUE ARE NOT APPRAISALS AND THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO SELL ALL OR ANY OF THE HOTELS OFFERED FOR SALE AT THE EXPECTED SALES PRICES OR FOR ANY PRICES WHICH WE AND MARRIOTT DETERMINE TO BE ACCEPTABLE.  OUR COMMITMENT TO FUND RENOVATIONS AT HOTELS INCLUDED IN THE RE-ALIGNMENT AGREEMENTS IS NOT CONDITIONED UPON OUR ABILITY TO SELL HOTELS.  MOREOVER, IF WE DO NOT SELL CERTAIN HOTELS DESIGNATED FOR SALE, WE MAY BE REQUIRED TO RENOVATE THE UNSOLD HOTELS AND OUR INVESTMENT NECESSARY TO FUND REFURBISHMENT PROJECTS DURING THE NEXT TWO YEARS MAY INCREASE.

•                  THE STATEMENT IN THIS CURRENT REPORT THAT RENT PAYMENTS DUE TO US UNDER MARRIOTT CONTRACT NOS. 1 AND 5, AS DESCRIBED, ARE CURRENT AND THESE CONTRACTS ARE NOT AFFECTED BY THE RE-ALIGNMENT AGREEMENTS.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT WE WILL CONTINUE TO RECEIVE THE RENTS DUE UNDER MARRIOTT CONTRACT NOS. 1 AND 5.  HOWEVER, HOST HAS NOTIFIED US THAT IT WILL NOT RENEW ITS LEASE RELATED TO MARRIOTT CONTRACT NO. 1 WHEN IT EXPIRES AT YEAR END 2012.  THEREAFTER, THE PAYMENTS WHICH WE RECEIVE FOR THE HOTELS INCLUDED IN MARRIOTT CONTRACT NO.1 WILL BE DEPENDENT UPON THE FUTURE OPERATING PERFORMANCE OF THESE HOTELS OR UPON NEW TERMS WHICH WE MAY NEGOTIATE FOR THESE HOTELS.  ALSO, THE RENT DUE TO US UNDER MARRIOTT CONTRACT NO. 5  IS A FULL RECOURSE OBLIGATION OF MARRIOTT AND THEREFORE DEPENDS UPON MARRIOTT’S CAPACITY TO HONOR ITS FINANCIAL OBLIGATIONS, A MATTER WHICH IS BEYOND OUR CONTROL.  FOR THESE REASONS, AMONG OTHERS, WE MAY NOT RECEIVE PAYMENTS FOR THE HOTELS INCLUDED IN MARRIOTT CONTRACT NOS. 1 AND 5 AT THE HISTORICAL AMOUNTS OR ANY AMOUNTS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

10.1	Pooling Agreement, dated as of June 14, 2011, among HPT TRS MRP, Inc., Marriott and certain subsidiaries of Marriott.

10.2	Form of Management Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	President

Dated:  June 14, 2011